UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

MATTSON TECHNOLOGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-24838	77-0208119
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of Principal Executive Offices including Zip Code)
(510) 657-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2012, Mattson Technology, Inc. (the "Company") appointed J. Michael Dodson as chief operating officer (COO) in addition to his existing duties as chief financial officer (CFO). Dodson, who joined Mattson Technology as executive vice president and CFO in October 2011 will continue to report to the president and chief executive officer, David L. Dutton, on the Company's executive management team. Dodson's new role encompasses executive oversight of manufacturing operations, finance, administration and corporate marketing. The full text of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	October 3 2012 Press Release of Mattson Technology, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2012

By: /s/ TYLER PURVIS
Tyler Purvis Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)